March 20, 2002





                      DREYFUS GROWTH AND INCOME FUND, INC.

              Supplement to Statement of Additional Information
                               Dated March 1, 2003



      THE FOLLOWING INFORMATION SUPPLEMENTS THE INFORMATION CONTAINED IN THE SECTION OF THE STATEMENT OF ADDITIONAL INFORMATION ENTITLED "MANAGEMENT OF THE FUND-OFFICERS OF THE FUND".


ROBERT S. ROBOL, Assistant Treasurer since December 2002. Senior Accounting
      Manager - Equity Funds of the Manager, and an officer of 24 investment companies (comprised of 102 portfolios) managed by the Manager. He is 38 years old and has been an employee of the Manager since October 1988.

ROBERT J. SVAGNA, Assistant Treasurer since December 2002. Senior Accounting
      Manager - Equity Funds of the Manager, and an officer of 24 investment companies (comprised of 102 portfolios) managed by the Manager. He is 35 years old and has been an employee of the Manager since November 1990.